THE KOREAN INVESTMENT FUND

SEMI-ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

December 22, 1997

Dear Shareholder:

Korean portfolios, including the Korean Investment Fund, have been heavily affected by the country's financial and economic crisis. For the semi-annual reporting period ended on October 31, 1997, the Fund's net asset value declined 39.50% from $7.52 a share to $4.55. Your Fund's net asset value ended the period at $4.55 per share and the market price was $4.438 per share as of October 31, 1997, representing a 2.47% discount to net asset value.


INVESTMENT RESULTS*
                                   TOTAL RETURNS FOR THE PERIODS
                                       ENDED OCTOBER 31, 1997
                                      6 MONTHS       12 MONTHS
                                    ------------    -----------
THE KOREAN INVESTMENT FUND             -39.50%         -49.56%
KOREAN COMPOSITE STOCK PRICE INDEX     -38.10          -46.73


*  TOTAL RETURNS ARE BASED ON NET ASSET VALUE.


The primary reason for the Fund's slight underperformance during the period was the Fund's relatively overweight positions in some of Korea's blue chip stocks. While these stocks underperformed the benchmark in the recent period due to sharp depreciation of the Korean won against the U.S. dollar, we see them as relatively attractive stocks in the region due to their future earnings power and asset values.

MARKET REVIEW
Recent declines in the Korean market were sparked by corporate defaults and rapid currency depreciation. From January through October of 1997, the Korean won depreciated by 14.36% against the U.S. dollar, compared to a 7.37% depreciation during all of 1996.

As markets worldwide moved lower, starting with the Hong Kong market which lost more than 46% from its high at the beginning of August, the Korean market fell more than 42% from its high in early June. Sentiment on Korea has deteriorated sharply in the past few months and international investors have tended to assume the worst, given the lack of publicly available information.

Despite fears of rising inflation as a result of the won's depreciation, the National Statistical Office announced on November 1 that inflation did not change from September to October. Considering that agricultural production was high this year and real estate prices remain stable, we anticipate inflation will be in line with the government target of a 4.2% increase on a year-over-year basis.

High profile corporate bankruptcies and the contagion effect from the rest of the region have resulted in a confidence crisis. Overly leveraged corporations, having pursued rapid expansions, are vulnerable to any downturn in external demand or the business cycle. The situation was made worse by the labor strike at the beginning of the year. Corporate failures have led to concerns about the health of the banking sector.

Currency weakness is discouraging capital inflows and encouraging corporate hedging activities, putting further downward pressure on the won. When market sentiment stabilizes, the country's external liquidity could improve significantly, since its overall external position remains sound. Korea's foreign debt to export earnings remains below 70%.

RECENT POLITICAL DEVELOPMENTS
Kim Dae-Jung, the leader of the opposition party, the National Congress for New Politics, narrowly won the presidential election on December 18, 1997. He received 40.3% of all votes cast, only 1.5 percentage points more than the 38.8% support received by the ruling party candidate. We expect the new President's impact on the economy to be neutral in the medium- to long-term, but slightly negative in the short-term. The opposition party has only 78 seats out of 299 seats in the National Assembly, which should make for some political instability. There is also some uncertainty associated with reshuffling of administrative bureaucrats due to the fact that this is the first time an opposition party has won the presidency in Korea.

However, in the long-term, the election is likely to have little impact on the economy and the stock market. The newly elected president does not have many alternatives in solving the current economic crisis. We expect him to cooperate with the IMF (International Monetary Fund). The key factor we will look for will be Kim Dae-Jung's ability to persuade the general public to assume temporary discomfort in the process of long-term economic restructuring. If this is accomplished at a rapid pace, the stock market should begin a gradual recovery.


1



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

PORTFOLIO STRATEGY
We see most of the negative factors being reflected in stock prices. We believe that several fundamentally sound stocks have been oversold during the recent market collapse and we view the market decline as offering an opportunity to increase exposure to those attractive valued quality companies.

We continue to overweight SK Telecom and LG Information and Communication, which offer excellent value at current levels. We remain underexposed to the construction, merchant banking, and consumer manufacturing sectors. During the reporting period, we added to holdings in SK Telecom, Mirae, and Daewoo Heavy Industries. We reduced our exposure to Hyundai Engineering and Construction, Hyundai Motor Service, and eliminated our position in Dong-Ah Construction.

Thank you for your continued investment in The Korean Investment Fund. We hope to have more positive news to report to you in the coming periods.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


A. Rama Krishna
Vice President


In Kee Oh
Vice President


2



TEN LARGEST HOLDINGS
OCTOBER 31, 1997 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
LG Information & Communications            $ 4,620,841              12.0%
Korea Exchange Bank                          2,415,682               6.3
Pohang Iron & Steel Co. - ADR                2,210,000               5.7
Korea Electric Power Corp.                   1,845,596               4.8
SK Telecom Co., Ltd. - ADR                   1,635,618               4.3
Merrill Lynch SK Telecom Wts. 10/10/00       1,489,198               3.9
Kookmin Bank                                 1,416,811               3.7
Yukong, Ltd.                                 1,347,150               3.5
Shinhan Bank                                 1,230,885               3.2
Namhae Chemical                              1,155,440               3.0
                                           $19,367,221              50.4%


3



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-94.3%
FINANCIAL SERVICES-25.7%
BANKING-18.1%
Cho Hung Bank                                   207,630      $   834,823
Daegu Bank, Ltd.                                137,477          769,301
Housing & Commercial Bank                        27,300          299,876
Kookmin Bank                                    175,285        1,416,811
Korea Exchange Bank                             525,030        2,415,682
Shinhan Bank                                    160,514        1,230,885
                                                             ------------
                                                               6,967,378

BROKERAGE & MONEY MANAGEMENT-2.0%
Dongwon Securities                               90,000          759,171

INSURANCE-5.6%
Hyundai Fire & Marine Insurance Co.              25,000          722,798
Oriental Fire & Marine                           40,640          471,677
Samsung Fire & Marine Insurance Co.               3,700          977,720
                                                             ------------
                                                               2,172,195
                                                             ------------
                                                               9,898,744

TECHNOLOGY-22.7%
COMMUNICATION EQUIPMENT-15.0%
Korea Electric Terminal Co.                       5,000          424,870
LG Information & Communications                  80,781        4,620,841
Samsung Electro-Mechanics Co.                    20,000          321,243
Sungmi Telecom Electronics Co.                    7,922          385,838
                                                             ------------
                                                               5,752,792

ELECTRICAL EQUIPMENT-2.1%
Daewoo Electronics Co.                          150,000          825,389

SEMI-CONDUCTOR-5.6%
LG Semicon (a)                                   45,000          741,451
Mirae Corp.                                       3,000          298,446
Samsung Electronics                              28,716        1,127,810
                                                             ------------
                                                               2,167,707
                                                             ------------
                                                               8,745,888

BASIC INDUSTRIES-14.5%
CHEMICALS-3.6%
Korea Chemical                                    6,000          212,021
Namhae Chemical                                  50,000        1,155,440
                                                             ------------
                                                               1,367,461

MINING & METALS-5.8%
Pohang Iron & Steel Co. ADR                     136,000        2,210,000

OIL REFINING-3.5%
Yukong, Ltd.                                    100,000        1,347,150

PAPER & FOREST PRODUCT-1.6%
Hansol Paper Manufacturing Co.                   44,076          630,310
                                                             ------------
                                                               5,554,921

UTILITY-9.5%
ELECTRIC POWER-4.8%
Korea Electric Power Corp.                      130,000        1,845,596

GAS-0.5%
Pusan City Gas Co., Ltd.                         10,000          182,383

TELEPHONE-4.2%
SK Telecom Co., Ltd. ADR                        297,385        1,635,618
                                                             ------------
                                                               3,663,597

CAPITAL GOODS-8.8%
ELECTRICAL EQUIPMENT-6.2%
LG Industrial Systems                            24,930          302,260
Saehan Precision                                 42,345          645,048
Samsung Display Devices                          36,270        1,108,772
Tri Gem Computer, Inc.                           30,026          317,373
                                                             ------------
                                                               2,373,453


4



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-1.1%
Hyundai Engineering & Construction               30,000      $   444,560

MACHINERY-1.5%
Daewoo Heavy Industries                         100,000          580,311
                                                             ------------
                                                               3,398,324

CONSUMER MANUFACTURING-4.3%
AUTO & RELATED-3.0%
Hyundai Motor Co., Ltd.                          24,340          401,042
Pyung Hwa Industrial Co.                         10,000          321,244
Yoosung Enterprise                               15,000          425,907
                                                             ------------
                                                               1,148,193

BUILDING & RELATED-0.9%
Keum Kang, Ltd.                                  12,339          323,499

OTHER-0.4%
Lucky-Goldstar International Corp.               30,000          161,969
                                                             ------------
                                                               1,633,661

CONSUMER SERVICES-3.3%
AIRLINES-0.8%
Korean Air Lines (a)                             38,296          301,209

OTHER-2.5%
Hyundai Motor Service Co.                        30,000         $335,751
Keum Kang Development                            62,266          620,724
                                                             ------------
                                                                 956,475
                                                             ------------
                                                               1,257,684

HEALTHCARE-1.6%
DRUGS-1.6%
Dae Woong Pharmaceutical                         23,238          609,245

WARRANTS-3.9%
COMMUNICATION EQUIPMENT-3.9%
Merrill Lynch SK Telecom Wts. 10/10/00 (a)        2,908        1,489,198
Total Common Stocks and Other Investments
  (cost $72,561,506)                                          36,251,262

TOTAL INVESTMENTS-94.3%
  (cost $72,561,506)                                          36,251,262
Other assets less liabilities-5.7%                             2,197,324

NET ASSETS-100%                                              $38,448,586


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $72,561,506)           $36,251,262
  Cash                                                                  60,690
  Foreign cash, at value (cost $2,313,397)                           2,190,163
  Receivable for investment securities sold                            330,993
  Other assets                                                           6,543
  Total assets                                                      38,839,651

LIABILITIES
  Payable for investment securities purchased                          156,573
  Management fee payable                                                80,758
  Co-Manager fee payable                                                17,874
  Other accrued expenses                                               135,860
  Total liabilities                                                    391,065

NET ASSETS                                                         $38,448,586

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    84,507
  Additional paid-in capital                                        90,091,030
  Accumulated net investment loss                                     (679,218)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (14,614,011)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (36,433,722)
                                                                   $38,448,586

NET ASSET VALUE PER SHARE (based on 8,450,704 shares outstanding)        $4.55


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)        THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $15,091)  $ 63,830
  Interest                                               14,901   $     78,731

EXPENSES
  Management fee                                        269,843
  Co-Manager fee                                        126,983
  Custodian                                             122,658
  Directors' fees and expenses                           62,310
  Audit and legal                                        39,097
  Printing                                               23,561
  Transfer agency                                        15,649
  Registration                                            9,016
  Miscellaneous                                          20,298
  Total expenses                                                       689,415
  Net investment loss                                                 (610,684)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (8,981,668)
  Net realized loss on foreign currency transactions                   (44,074)
  Net change in unrealized depreciation of:
    Investments                                                    (15,377,045)
    Foreign currency denominated assets and liabilities               (124,231)
  Net loss on investments and foreign currency
    denominated assets and liabilities                             (24,527,018)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(25,137,702)


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                 OCTOBER 31,1997     APRIL 30,
                                                    (UNAUDITED)        1997
                                                  --------------  -------------
DECREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (610,684)  $   (564,942)
  Net realized loss on investments and foreign
  currency transactions                              (9,025,742)    (4,130,840)
  Net change in unrealized depreciation of
  investments and foreign currency
    denominated assets and liabilities              (15,501,276)   (36,139,044)
  Net decrease in net assets from operations        (25,137,702)   (40,834,826)

NET ASSETS
  Beginning of year                                  63,586,288    104,421,114
  End of period                                    $ 38,448,586   $ 63,586,288


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (UNAUDITED)                         THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the Korea Stock Exchange on the day of valuation or if no such closing price is available, at the last bid price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rate for the Korean Won at October 31, 1997 was Won 965.00 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B: MANAGEMENT FEE, CO-MANAGER FEE AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of
 .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Under the terms of the Management Agreement, the Fund pays Orion Asset Management Co., Ltd. (the "Co-Manager") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the Terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. For the period ended October 31, 1997 no such reimbursement was made by the Fund.

Brokerage commissions paid on securities transactions for the six months ended October 31, 1997 amounted to $134,916, of which $10,662 was paid to Tong Yang Securities Co., Ltd., an affiliate of the Co-Manager.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $14,237,636 and $16,248,997, respectively, for the six months ended October 31, 1997. There were no purchases or sales of U.S. government and government agency obligations for the six months ended October 31, 1997. At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes, resulting in net unrealized depreciation of investments of $36,310,244 (excluding foreign currency transactions). The Fund incurred and elected to defer post October currency losses of $68,534 and capital losses of $2,638,651. At April 30, 1997, the Fund had a net capital loss carryover of $2,932,640, of which $439,256 expires at April 30, 2004 and $2,493,384 expires at April 30, 2005. To the extent that any net capital loss carryover or post October loss is used to offset future capital gains, it, is probable that these gains will not be distributed to shareholders.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding October 31, 1997, the Investment Manager owned 9,000 shares. During the six months ended October 31, 1997 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.


10



FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             SIX MONTHS
                                            ------------------------------------------------------------------------------
                                               ENDED
                                             OCTOBER 31,                        YEAR ENDED APRIL 30,
                                                 1997      ---------------------------------------------------------------
                                             (UNAUDITED)      1997          1996         1995         1994          1993
                                            -------------  -----------  ------------  -----------  -----------  ----------
Net asset value, beginning of year             $7.52        $12.36        $12.66       $13.09       $10.37        $11.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.07)(a)      (.07)(a)      (.01)(a)     (.13)(a)     (.09)         (.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (2.90)        (4.77)          .86          .28         2.81          (.59)
Net increase (decrease) in net asset value     (2.97)        (4.84)          .85          .15         2.72          (.62)

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-           -0-         (.29)          -0-          -0-         (.01)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-           -0-         (.80)        (.48)          -0-           -0-
Offering costs charged to additional
  paid-in capital                                 -0-           -0-         (.06)        (.10)          -0-           -0-
Total capital share transactions                  -0-           -0-         (.86)        (.58)          -0-           -0-
Net asset value, end of period                 $4.55         $7.52        $12.36       $12.66       $13.09        $10.37
Market value, end of period                    $4.438        $7.125       $11.50       $12.375      $13.375(b)    $12.125

TOTAL RETURN
Total investment return based on: (c)
  Market value                                (37.71)%      (38.04)%       (1.55)%      (5.88)%      10.31%(b)     21.39%
  Net asset value                             (39.50)%      (39.16)%        4.00%       (3.28)%      26.23%        (5.62)%
Net assets, end of period (000's omitted)    $38,449       $63,586      $104,421      $75,461      $55,078       $43,663

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets         2.16%(d)      2.11%         2.09%        2.00%        2.26%         2.55%
Ratio of net investment loss to average
  net assets                                   (1.92)%(d)     (.73)%        (.53)%       (.83)%       (.82)%        (.27)%
Portfolio turnover rate                           49%           32%           40%          34%          14%           43%
Average commission rate(e)                    $.0867        $.1277            --           --           --            --


(a)  Based on average shares outstanding.

(b)  Restated.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


11



                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
SUK WHAN CHANG, PRESIDENT
DONG HOON SHIN, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)
CHOONG (JOHN) H. KOH (1)

OFFICERS
ROBERT HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
A. RAMA KRISHNA, VICE PRESIDENT
IN KEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

INVESTMENT MANAGER AND
ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CO-MANAGER
ORION ASSET MANAGEMENT CO., LTD.
529 Madison Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


12



THE KOREAN INVESTMENT FUND
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORSR